COMMITMENTS AND CONTINGENCIES	12 Months Ended
Dec. 31, 2023
Commitments and Contingencies Disclosure [Abstract]
COMMITMENTS AND CONTINGENCIES
NOTE 10 - COMMITMENTS AND CONTINGENCIES
From time-to-time, we are a party to litigation and subject to claims, suits, regulatory and government investigations, other proceedings and consent decrees in the ordinary course of business, and other unasserted claims. We investigate claims as they arise and accrue estimates for resolution of legal and other contingencies when losses are probable and reasonably estimable. Based on current known facts and circumstances, the Company currently believes that any liabilities ultimately resulting from ordinary course claims, and proceedings will not individually or in aggregate, have a material adverse effect on the Company's financial position, results of operations, or cash flows. However, the outcomes of claims, legal proceedings or investigations are inherently unpredictable and subject to uncertainty, and may have an adverse effect on us because of defense costs, diversion of management resources and other factors that are not known to us or cannot be quantified at this time. We may also receive unfavorable preliminary or interim rulings in the course of litigation, and there can be no assurances that favorable final outcomes will be obtained. The final outcome of any current or future claims or lawsuits could adversely affect our business, financial position, results of operations or cash flows. We periodically evaluate developments in our legal matters that could affect the amount of liability that has previously been accrued or the reasonably possible losses that we have disclosed, and make adjustments as appropriate.
In August, TMTG irrevocably terminated all agreements with one of its vendors due to a material breach by the vendor, and TMTG reserved numerous affirmative claims against the vendor. TMTG determined during this year that payment of existing invoices, future invoices, or litigation expenses is “not probable”. Therefore, TMTG has not accrued for a related loss contingency. The total amount of liability of $1.7 million was reversed during this period. TMTG further reversed $0.5 million of additional liabilities during the current period related to vendors who relied on erroneous interpretation of supply contracts.
Except as indicated below, to the knowledge of our management team, there is no litigation currently pending or contemplated against us or against any of our property.
Litigation with United Atlantic Ventures (“UAV”) in Delaware
On July 30, 2021, an attorney for the Trump Organization, on behalf of President Trump, declared void ab initio a services agreement that had granted TMTG, among other things, extensive intellectual property and digital media rights related to President Trump for purposes of commercializing the various Private TMTG initiatives (the “Services Agreement”). Neither Private TMTG nor Digital World was a party to such agreement.
On each of January 18, 2024 and February 9, 2024, Digital World received letters from counsel to UAV, a party to the Services Agreement. The letters contained certain assertions and enclosed a copy of the Services Agreement that had been declared void two and a half years earlier. Specifically, counsel for UAV claims that the Services Agreement grants UAV rights to (1) appoint two directors to TMTG and its successors (i.e., TMTG after the Business Combination), (2) approve or disapprove of the creation of additional TMTG shares or share classes and anti-dilution protection for future issuances, and (3) a $1.0 million expense reimbursement claim. In addition, UAV asserts that the Services Agreement is not void ab initio and claims that certain events following the July 30, 2021 notification support its assertion that such Services Agreement was not void.
On February 6, 2024, a representative of UAV sent a text message to a representative of a noteholder of TMTG suggesting that UAV might seek to enjoin the Business Combination. On February 9, 2024, Private TMTG received from counsel to UAV a letter similar to those letters received by Digital World, which also threatened Private TMTG with legal action regarding UAV’s alleged rights in Private TMTG, including, if necessary, an action to enjoin consummation of the Business Combination.
On February 28, 2024, UAV filed a verified complaint against Private TMTG in the Chancery Court seeking declaratory and injunctive relief relating to the authorization, issuance, and ownership of stock in Private TMTG and filed a motion for expedited proceedings. On March 4, 2024, UAV filed an amended complaint, converting their action from a direct action to a purported derivative action, and adding members of the Private TMTG board as defendants.
On March 6, 2024, Private TMTG filed an opposition to UAV’s motion to expedite, and UAV filed its response on March 8, 2024. On March 9, 2024, the Chancery Court held a hearing to decide UAV’s motion to expedite proceedings. During the oral argument, Private TMTG agreed that any additional shares of Private
TMTG issued prior to or upon the consummation of the Business Combination would be placed in escrow pending a resolution of the dispute between the parties. The Chancery Court entered an order consistent with the foregoing on March 15, 2024, and scheduled a status conference for April 1, 2024. On March 18, 2024, Private TMTG and the former board filed a motion to dismiss the amended complaint for, among other things, failure to state a claim.
On April 2, 2024, UAV filed a motion for leave to file a second amended complaint together with a motion for preliminary injunction and a motion for contempt and anti-suit injunction related to Private TMTG’s filing of a separate litigation against UAV and others in Florida state court. Private TMTG maintains that the contempt claims are meritless. Additionally, UAV filed a motion for a case scheduling order seeking to expedite discovery in advance of a hearing scheduled for April 30, 2024. On April 3, 2024, Defendants (Private TMTG and its former board) filed an opposition to the motion for scheduling order. On April 5, 2024, Defendants filed an opposition to the motion for leave to file a second amended complaint. On April 8, 2024, Defendants filed a motion to stay discovery and for protective order. The Chancery Court granted the motion for leave to file a second amended complaint on April 9, 2024, but the Chancery Court also re-assigned the case to a new judicial officer.
On April 11, 2024, UAV filed its second amended complaint, naming the prior Defendants together with five new defendants—TMTG and the current directors on the TMTG Board who were not on Private TMTG’s board of directors.
On April 22, 2024, all of the Defendants moved to vacate the Chancery Court’s prior order expediting the matter. Additionally, all of the Defendants moved to dismiss the second amended complaint. Following briefing and oral argument on the motion to vacate, the Chancery Court vacated the prior provisions of the March 15 order expediting the matter. On May 8, 2024, the Chancery Court stayed discovery.
This matter—including Defendants’ Motion to Dismiss and UAV’s Renewed Motion for Contempt—remains pending.